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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 23, 2005

                         VYTERIS HOLDINGS (NEVADA), INC.
             (Exact Name of Registrant as Specified in its Charter)


          Nevada                     000-32741              84-1394211
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(State or Other Jurisdiction        (Commission           (IRS Employer
     of Incorporation)              File Number)        Identification No.)


13-01 Pollitt Drive, Fair Lawn, NJ                            07410
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(Address of principal executive offices)                    (Zip Code)


        Registrant's telephone number, including area code (201) 703-2299
        -----------------------------------------------------------------

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        [ ]    Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

        [ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

        [ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

            See Item 8.01 below for a description of the exercise by Qubit Holdings LLC of an option to purchase $500,000 of senior secured convertible debentures.

            Also, in a Current Report on Form 8-K filed with the Securities and Exchange Commission on December 20, 2005, Vyteris Holdings (Nevada), Inc. (the "Company") reported that on December 19, 2005, it entered into an employment agreement with Timothy McIntyre, pursuant to which, commencing on January 1, 2006, Mr. McIntyre will serve as the President and CEO of the Company. We would like to clarify that Mr. McIntyre's employment agreement is for a term of two years, with one year automatic renewals, subject to early termination by either the Company or Mr. McIntyre.

ITEM 8.01   OTHER EVENTS.

            On December 23, 2005, Qubit Holdings LLC ("Qubit"), an investor in our August 2005 senior secured convertible debentures (the "Secured Debentures") transaction, exercised its option to purchase an aggregate of $500,000 principal amount of Secured Debentures. Upon exercise of this optional debenture, Qubit also received warrants to purchase 159,840 shares of the Company's Common Stock, representing 50% of the number of shares of the Company's Common Stock issuable upon conversion of the Secured Debentures. Qubit is an entity owned by certain trusts established for the benefit of the children of the Company's controlling stockholder, Kevin Kimberlin.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          VYTERIS HOLDINGS (NEVADA), INC.

Dated: December 29, 2005                  By: /s/ Michael McGuinness
                                             --------------------------------
                                              Michael McGuinness
                                              Vice President and Chief Financial
                                              Officer, Assistant Secretary and
                                              Treasurer